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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated February 5, 1999 relating to the financial statements of E-Commerce, a division of CNET, Inc., which appears in such Prospectus. We also consent to the references to us under the heading "Experts" in such Prospectus.

PRICEWATERHOUSECOOPERS LLP
San Francisco, California
March 12, 1998